May 25, 2006

Daybreak Oil & Gas
1012, 601 West Main Ave.
Spokane, Washington U.S.A
99201

Attn: Jeff Dworkin

Re: Farmout Agreement
Twp 07 Rge 09W4M: Sec. 24
Forty Mile Coulee Area, Alberta

This letter reflects the terms upon which Daybreak Oil and Gas (Daybreak) has agreed to Farmin on the interests of Big Sky Western Canada Corp. (Big Sky) in the Farmout lands.

1. <u>Definitions</u>

Each Capitalized term used in this Head Agreement will have the meaning given to it in the Farmout & Royalty Procedure, and in addition, the following terms will have the following meanings:

a) "Contract Depth" means 15 m into the Ellerslie or a subsurface depth of 960 m whichever first occurs.

b) "Farmee" means Daybreak

c) "Farmor" means Big Sky

d) "Joint Operating Agreement" means the Joint Operating Agreement dated August 20, 1998 between Finesse Exploration Inc. and Gadsby Energy Ltd.

Suite 750
Ernst & Young Tower
440 – 2 Avenue S.W.
Calgary, Alberta
Canada T2P 5E9
Tel: 403.234.8282
Fax: 403.265.8808

2. Schedules

The Following Schedules are attached hereto and made part of this Agreement:

a) Shedule "A" which sets out the Title Documents, the Farmout Lands and the Encumbrances

b) Schedule "B" which is the 1997 CAPL Farmout and Royalty Procedure with the specific elections provided; and

c) Schedule "C" which specifies the types of drilling information required to be supplied by the Farmee to the Farmor pursuant to the 1997 CAPL Farmout and Royalty Procedure.

3. Test Well

a) The Farmee shall pay and assume all of the Farmors Working Interest share of costs to drill, complete and (if applicable) equip and tie-in the well known as Teracin et al Forty Mile 12-24-7-9W4M.

b) Upon fulfilling it's obligations under clause 3a) hereof the Farmee will earn 50% of the Farmors Working Interest in the Farmout Lands and be novated into the Joint Operating Agreement subject to the Overiding Royalty reserved to the Farmor as set out in Schedule "B" hereof

If this reflects your understanding of the terms and conditions agreed upon respecting this Agreement, please sign and return one counterpart page to my attention.

Yours very truly

Big Sky Western Canada Corp.

James Gotmy

Suite 750
Ernst & Young Tower
440 – 2 Avenue S.W.
Calgary, Alberta
Canada T2P 5E9
Tel: 403.234.8282
Fax: 403.265.8808

AGREED AND ACCEPTED TO THIS 26 DAY OF MAY, 2006

Daybreak Oil and Gas

Per: ______________________

PRESIDENT

Suite 750
Ernst & Young Tower
440 – 2 Avenue S.W.
Calgary, Alberta
Canada T2P 5E9
Tel: 403.234.8282
Fax: 403.265.8808

Schedule "A" attached to and forming part of a Farmout Agreement dated May 25, 2006 between Big Sky Western Canada Corp and Daybreak Oil and Gas

Farmout Lands	Title Documents	Farmees Working Interest	Encumbrances
Township 07 Range 09 W4M: Sec. 24, P&NG from the base of the Bow Island to the Base of the Swift Zone	Alberta Crown P&NG Lease No. 5398100100	20.00%	15.00% Overriding Royalty. Payable to Canetic Resources Inc.

Schedule "B" attached to and forming part of a Farmout Agreement dated May 25, 2006 between Big Sky Western Canada Corp and Daybreak Oil and Gas.

FARMOUT & ROYALTY PROCEDURE ELECTIONS

1. Effective Date (Subclause 1.01 (f)) – May 25, 2006

2. Payout (Subclause 1.01 (t), if Article 6.00 applies) – N/A

3. Incorporation of Clauses from 1990 CAPL Operating Procedure (Clause 1.02)

   (i) Insurance (311) **Alternate B**

   (ii) Adresses For Notice

Farmee:

Daybreak Oil and Gas
1012, 601 West Main Ave.
Spokane, Washington U.S.A
99201

Telephone: (509) 232-7674
Fax: (509) 455-8483

Farmor:

Big Sky Western Canada Corp.
750, 440-2nd Avenue SW
Calgary, Alberta
T2P 5E9

Telephone: (403) 234-8282
Fax: (403) 265-8808

4. Article 4.00 (Option Wells) will not apply.

5. Article 5.00 (overriding Royalty) will apply.

6. Quantification of Overiding Royalty (Subclause 5.01A, if applicable)

(i) Crude Oil (a) – Alternate 2. If Alternate 2 applies, 1/23.85, 5%, 15%
(ii) Other (b) – Alternate 1. If Alternate 1 applies, 15%

7. Article 8.00 (Area of Mutual Interest) will not apply.

Suite 750
Ernst & Young Tower
440 – 2 Avenue S.W.
Calgary, Alberta
Canada T2P 5E9
Tel: 403.234.8282
Fax: 403.265.8808

Schedule "C" attached to and forming part of a Farmout Agreement dated May 25, 2006 between Big Sky Western Canada Corp and Daybreak Oil and Gas.

WELL REQUIRMENT SHEET

(To be inserted by Big Sky)

Suite 750
Ernst & Young Tower
440 – 2 Avenue S.W.
Calgary, Alberta
Canada T2P 5E9
Tel: 403.234.8282
Fax: 403.265.8808